Income tax	12 Months Ended
Dec. 31, 2021
Disclosure Of Income Tax [Abstract]
Income tax	Income tax

	2021	2020	2019
	(in € millions)
Current tax expense
Current year	37	25	45
Changes in estimates in respect to prior year	2	(9)	(1)
	39	16	44
Deferred tax (benefit)/expense
Temporary differences	5	(137)	27
Change in recognition of deferred tax	241	(7)	(17)
Change in tax rates	(1)	—	1
Changes in estimates in respect to prior years	(1)	—	—
	244	(144)	11
Income tax expense/(benefit)	283	(128)	55
For the years ended December 31, 2021, 2020, and 2019, the Group recorded an income tax expense/(benefit) of €(268) million, €163 million, and €(31) million, respectively, in other comprehensive (loss)/income related to components of other comprehensive (loss)/income. Subsequently, €30 million of a current tax charge was reclassified to accumulated deficit relating to the sale of a long term investment.
In 2021, the Group recognized current income tax expense of €2 million for uncertain tax positions and has cumulatively recorded liabilities of €6 million for uncertain tax positions at December 31, 2021, of which €2 million is reasonably expected to be resolved within twelve months. The 2021 increase reflects estimates of uncertain tax positions that have a gross impact of €35 million (before utilization of loss carry forwards). Interest and penalties included in income tax expense were not material in any of the periods presented.
A reconciliation between the reported tax expense for the year, and the theoretical tax expense that would arise when applying the statutory tax rate in Luxembourg of 24.94% to the consolidated income before tax for each of the years ended December 31, 2021, 2020, and 2019 is shown in the table below:

	2021	2020	2019
	(in € millions)
Income/(loss) before tax	249	(709)	(131)
Tax using the Luxembourg tax rate	62	(177)	(33)
Effect of tax rates in foreign jurisdictions	1	12	2
Permanent differences	(35)	54	58
Change in unrecognized deferred taxes	239	(9)	29
Adjustments in respect of previous years	1	(9)	(1)
Foreign withholding taxes	12	1	—
Other	3	—	—
Income tax expense/(benefit)	283	(128)	55
The Group will be subject to tax in future periods as a result of foreign exchange movements between USD, EUR, and SEK, primarily related to its investment in TME. We may also be subject to current tax expense in future periods as a result of share-based compensation.
The major components of deferred tax assets and liabilities are comprised of the following:

	2021	2020
	(in € millions)
Intangible assets	(66)	(61)
Share-based compensation	8	27
Tax losses carried forward	53	224
Property and equipment	58	91
Unrealized (gains)/losses	(43)	(276)
Other	3	10
Net deferred tax assets	13	15
A reconciliation of net deferred tax is shown in the table below:

	2021	2020	2019
	(in € millions)
At January 1	15	7	6
Movement recognized in consolidated statement of operations	(240)	144	(11)
Movement recognized in consolidated statement of changes in equity and other comprehensive income	239	(136)	18
Movement due to acquisition	(1)	—	(6)
At December 31	13	15	7
Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Reconciliation to consolidated statement of financial position	2021	2020
	(in € millions)
Deferred tax assets	13	15
Deferred tax assets have not been recognized in respect of the following items, because it is not probable that future taxable profit will be available against which entities within the Group can use the benefits.

	2021	2020
	(in € millions)
Intangible assets	74	72
Share-based compensation	122	198
Tax losses carried forward	316	201
Tax credits carried forward	51	28
Unrealized (gains)/ losses	7	1
Other	60	35
Total	630	535
At December 31, 2021, no deferred tax liability had been recognized on investments in subsidiaries. The Company has concluded it has the ability and intention to control the timing of any distribution from its subsidiaries. There are no distributions planned in the foreseeable future. It is not practicable to calculate the unrecognized deferred tax liability on investments in subsidiaries.
Tax loss and credit carry-forwards as at December 31, 2021 were expected to expire as follows:

Expected expiry	2022 - 2031	2032 and onwards	Unlimited	Total
	(in € millions)
Tax loss carry-forwards	—	473	1,426	1,899
Research and development credit carry-forward	—	52	—	52
The Group has significant net operating loss carry-forwards in the United States and Sweden. In certain jurisdictions, if the Group is unable to earn sufficient income or profits to utilize such carry-forwards before they expire, they will no longer be available to offset future income or profits.
In Sweden, utilization of these net operating loss carry-forwards may be subject to a substantial annual limitation if there is an ownership change within the meaning of Chapter 40, paragraphs 10-14, of the Swedish Income Tax Act (the “Swedish Income Tax Act”). In general, an ownership change, as defined by the Swedish Income Tax Act results from a transaction or series of transactions over a five-year period resulting in an ownership change of more than 50% of the outstanding stock of a company by certain categories or individuals, businesses or organizations.
In addition, in the United States, utilization of these net operating loss carry-forwards may be subject to a substantial annual limitation if there is an ownership change within the meaning of Section 382 of the Internal Revenue Code (“Section 382”). In general, an ownership change, as defined by Section 382, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50% of the outstanding stock of a company by certain stockholders or public groups. Since the Group formation, the Group has raised capital through the issuance of capital stock on several occasions, and the Group may continue to do so, which, combined with current or future shareholders’ disposition of ordinary shares, may have resulted in such an ownership change. Such an ownership change may limit the amount of net operating loss carry-forwards that can be utilized to offset future taxable income.
The Group’s most significant tax jurisdictions are Sweden and the U.S. (both at the federal level and in various state jurisdictions). Because of its tax loss and tax credit carry-forwards, substantially all of the Group’s tax years after 2012 remain open to federal, state, and foreign tax examination. Certain of the Group’s subsidiaries are currently under examination by the Swedish, U.S. and other foreign tax authorities for tax years from 2013-2018. These examinations may lead to adjustments to the Group’s taxes.
The Group has initiated and is in negotiations for an Advanced Pricing Agreement (“APA) between Sweden and the United States governments for the tax years 2014 through 2020 covering various transfer pricing matters. These transfer pricing matters may be significant to the consolidated financial statements.